TRANSAMERICA FUNDS

Transamerica Asset Allocation Intermediate Horizon

Supplement to the Currently Effective Class R, R4 and I3 Prospectus, Summary

Prospectus and Statement of Additional Information

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Class R and R4 shares of the fund are now available for purchase.

The following replaces in its entirety the information in the Prospectus and Summary Prospectus under the heading “Performance”:

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.

The fund acquired the assets and assumed the liabilities of four Transamerica Partners asset allocation funds, including Transamerica Institutional Asset Allocation – Intermediate Horizon (the “predecessor fund”), on May 19, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the estimated annual operating expenses of Class R4 shares.

The past performance shown below is for Class R4 shares. Although Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same combination and amount of underlying funds, the returns for Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class R shares will be included in a future prospectus after the class has been in operation for one calendar year.

Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) – Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2009	11.57%
Worst Quarter:	12/31/2008	-12.87%

Average Annual Total Returns (periods ended December 31, 2016) – Class R4

	1 Year	5 Years	10 Years	Inception Date
Transamerica Asset Allocation Intermediate Horizon	5.74%	7.07%	4.37%	09/11/2000
S&P 500® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (reflects no deduction for fees, expenses or taxes)	7.55%	7.52%	5.25%

The blended benchmark consists of the following: 38% Russell 3000® Index, 24% Bloomberg Barclays U.S. Aggregate Bond Index, 12% MSCI World Index ex-U.S., 10% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, 8% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 6% BofA Merrill Lynch High Yield Master II Index and 2% Citigroup 3-Month Treasury Bill Index. Prior to February 1, 2008, the blended benchmark was comprised of 42% Russell 3000® Equity Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 15% BofA Merrill Lynch 1-3 Year U.S. Treasury Index, 8% MSCI World Index ex-U.S. and 5% BofA Merrill Lynch High Yield Master II Index. The returns of these blended benchmarks have been linked.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

The following sentence in the “Purchase and Sale of Fund Shares” section of the Prospectus and Summary Prospectus is deleted:

The fund is not currently available for investment.

The following supplements and supersedes information in the Prospectus under the heading “Financial Highlights”:

Financial highlights for Transamerica Asset Allocation Intermediate Horizon are based on the historical financial highlights of Transamerica Institutional Asset Allocation – Intermediate Horizon (the “predecessor fund”). For the periods shown below, the information is that of the predecessor fund. The information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.

For a share outstanding during the years indicated:	Transamerica Asset Allocation Intermediate Horizon – Class R4
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$11.40	$11.56	$11.32	$10.14	$9.39
Investment operations:
Net investment income (loss)(A)(B)	0.22	0.18	0.25	0.22	0.31
Net realized and unrealized gain (loss)	0.43	(0.15)	0.26	1.19	0.75

Total investment operations	0.65	0.03	0.51	1.41	1.06

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.19)	(0.27)	(0.23)	(0.31)

Net asset value, end of year	$11.83	$11.40	$11.56	$11.32	$10.14

Total return(C)	5.74%	0.26%	4.50%	14.04%	11.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$78,806	$79,613	$92,989	$121,450	$158,181

Expenses to average net assets(D)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income (loss) to average net assets(B)	1.88%	1.57%	2.19%	2.07%	3.08%
Portfolio turnover rate(E)	45%	42%	76%	69%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

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Investors Should Retain this Supplement for Future Reference

May 19, 2017